Exhibit 10(iv)

POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

          The Undersigned, Robert J. O’Connell, Chairman, President and Chief Executive Officer of C.M. Life Insurance Company (“C.M. Life”), does hereby constitute and appoint Lawrence V. Burkett, Jr., Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

          Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned’s behalf as Chairman, President and Chief Executive Officer of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the “Acts”) and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the “ Commission”) thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as Chairman, President and Chief Executive Officer of C.M. Life to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of C.M. Life separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

C.M. Multi-Account A
C.M. Life Variable Life Separate Account I
Panorama Plus Separate Account

          The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF the Undersigned has set his hand this 21st day of July, 2000.

/s/ ROBERT J. O’CONNELL Robert J. O’Connell Chairman, President and Chief Executive Officer	/s/ CAROL BITTNER Witness